UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2016

Old National Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-15817	35-1539838
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 464-1294

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On October 25, 2016, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, Old National Bancorp ("ONB") publicly disclosed the results of its Dodd-Frank Act Stress Test. Results include both Old National Bancorp and Old National Bank, and can be found on ONB’s Investor Relations website under the heading "Corporate Information," then under the heading "Dodd Frank Act Stress Test Results." (http://ir.oldnational.com/CustomPage/Index?KeyGenPage=1073752089). Results include the Anchor Bancorp Wisconsin Inc ("Anchor") acquisition and are based on a forward-looking exercise using hypothetical severely adverse macroeconomic assumptions developed by the Federal Reserve and by the Office of the Comptroller of the Currency, and do not represent ONB’s economic forecast.

The information in this Form 8-K shall not be deemed to be filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such a filing. Furthermore, the information contained in ONB's Dodd-Frank Act Stress Test Results shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.

This disclosure contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of ONB’s financial condition, results of operations, capital ratios, asset and credit quality trends and profitability. The financial results and ratios presented in this disclosure were calculated using assumptions provided by the Dodd-Frank Act stress testing rules. These projections represent hypothetical estimates that involve economic outcomes that are adverse by their definition and are not intended to be a forecast of expected future economic or financial conditions. The results of this disclosure are not forecasts of Old National’s expected financial results or capital ratios. ONB’s future financial results will be influenced by actual economic and financial conditions and various other factors. Refer to Old National’s filings with the Securities and Exchange Commission for a summary of other important factors that may affect ONB’s risk factors and its forward-looking statements.

These forward-looking statements are made only as of the date of this disclosure, and ONB does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this disclosure.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp

October 25, 2016	By:	James C. Ryan, III

Name: James C. Ryan, III
Title: Senior Executive Vice President, Chief Financial Officer